UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only
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Wyndham Worldwide Corporation
(Name of Registrant as Specified In Its Charter)

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on mtgdate. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: mtgtype For holders as of: recdate Date: Time: mtgtime Location: 00000599191 R2.09.05.010 WYNDHAM WORLDWIDE CORPORATION WYNDHAM WORLDWIDE CORPORATION ATTN: EVA POGORZELSKA 22 SYVAN WAY PARSIPPANY, NJ 07054 Annual Meeting March 17, 2010 May 13, 2010 May 13, 2010 2:00 PM EDT Birchwood Manor 111 North Jefferson Road Whippany, New Jersey 07981

1. Notice and Proxy Statement 2. Form 10-K How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2010 to facilitate timely delivery. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods 00000599192 R2.09.05.010 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Honourable B. Mulroney 02 Michael H. Wargotz The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2010; and 3 To approve the amendment of the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan (as amended and restated as of May 12, 2009). NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting. 00000599193 R2.09.05.010 Voting items

00000599194 R2.09.05.010